UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 30, 2004
(date of earliest event reported)

Fieldstone Mortgage Investment Trust, Series 2004-5

Mortgage Backed Securities

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ٱ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ٱ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ٱ

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

ٱ

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-109307) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be filed as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 to the Registration Statement are attached hereto.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 30, 2004.

ASSET BACKED SECURITIES CORPORATION

By:  /s/ Brendan J. Keane

Name:  Brendan J. Keane

             Title:  Vice President

EXHIBIT INDEX

Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

November 30, 2004

Asset Backed Securities Corporation

Eleven Madison Avenue

New York, New York  10010

Re:

Asset Backed Securities Corporation,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Asset Backed Securities Corporation, a Delaware corporation (the “Company”), in connection with the offering of the Fieldstone Mortgage Investment Trust, Series 2004-5 Mortgage Backed Notes (the “Notes”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-109307) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on October 24, 2003.  As set forth in the prospectus dated November 22, 2004, as supplemented by a prospectus supplement dated November 22, 2004 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Notes will be issued under and pursuant to the conditions of an indenture dated as of November 30, 2004 (the “Indenture”), among Fieldstone Mortgage Investment Trust, Series 2004-5, as issuer (the “Trust”), HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”) and Wells Fargo Bank, N.A. (“Wells Fargo”), as trust administrator (the “Trust Administrator”).  The Notes will be secured by a pool of first-lien, adjustable rate mortgage loans on residential properties (the “Mortgage Loans”) conveyed to the Trust by the Company pursuant to the terms of a transfer and servicing agreement dated as of November 1, 2004 (the “Transfer and Servicing Agreement”) among the Trust, as issuer, the Company, as depositor, the Indenture Trustee, the Trust Administrator, Wells Fargo, as master servicer, Fieldstone Investment Corporation, as seller (the “Seller”), Fieldstone Servicing Corp., as servicer, and Chase Manhattan Mortgage Corporation, as sub-servicer.

We have examined a form of the Indenture, the Transfer and Servicing Agreement, forms of the Notes, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The Transfer and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, and any other party thereto, the Transfer and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

The issuance and sale of the Notes has been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Indenture and the Transfer and Servicing Agreement and delivered against payment therefor pursuant to the underwriting agreement and related terms agreement each dated November 22, 2004, and each between the Company and Credit Suisse First Boston LLC, as representative of the several underwriters listed in such agreements, the Notes will be duly and validly issued and outstanding, and entitled to the benefits of the Indenture.

(iii)

For federal income tax purposes, neither the Trust nor any portion of the Trust will be classified as an association or a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool within the meaning of section 7701(i) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Notes will be treated as debt for federal income tax purposes.

(iv)

The statements contained under the heading “Material Federal Income Tax Considerations” in the Base Prospectus and under the heading “Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and under the headings “Legal Matters” and “Federal Income Tax Consequences” in the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP